Rule 497(e)
                                                  File Nos. 2-81129 and 811-3640


                       WN PLAN DEFERRED VARIABLE ANNUITY
                               SEPARATE ACCOUNT I
                    OF WASHINGTON NATIONAL INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 18, 2013
           TO STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1996
                    ________________________________________

This Supplement updates certain information contained in the Statement of Additional Information ("SAI") dated July 1, 1996, for the WN Plan Deferred Variable Annuity Contract (the "Contract") previously issued by Washington National Insurance Company (the "Company").

Effective immediately, we are clarifying our rule regarding annuity payments when no settlement option election is made. If you do not elect a settlement option, your Net Accumulated Value will be paid under Option 2(B) in a Fixed Annuity.

Accordingly, the second paragraph under the section entitled "ELECTION OF FIXED OR VARIABLE ANNUITY PAYMENTS" on page B-5 is hereby deleted and replaced with the following:

If You do not make an election, the Net Accumulated Value will be paid under Option 2(B) with payments guaranteed for a period of ten years, with the Net Accumulated Value, including any portion that was held in Separate Account I, applied to a Fixed Annuity.

This disclosure supersedes and modifies all discussions in the SAI regarding the settlement option when no election is made.

               Please keep this Supplement for future reference.